Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Terabeam, Inc. (the "Company") for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned Robert E. Fitzgerald, Chief Executive Officer, and Patrick L. Milton, Chief Financial Officer and Treasurer, of the Company certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Robert E. Fitzgerald                  /s/ Patrick L. Milton
-----------------------------------       --------------------------------------
Robert E. Fitzgerald                      Patrick L. Milton
Chief Executive Officer                   Chief Financial Officer and Treasurer

Date:  March 30, 2006                     Date:  March 30, 2006